                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                _______________



                                   FORM 8-K



                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                               February 5, 2001
               -----------------------------------------------
               Date of Report (Date of Earliest Event Reported)



                          Exodus Communications, Inc.
             ----------------------------------------------------
            (Exact name of Registrant as specified in its charter)



        Delaware                    0-23795                 77-0403076
 ----------------------     ----------------------      ------------------
(State of Incorporation)   (Commission file number)      (I.R.S. Employer
                                                        Identification No.)



                        2831 Mission College Boulevard
                         Santa Clara, California 95054
          ----------------------------------------------------------
         (Address of principal executive offices, including zip code)



                                (408) 346-2200
              --------------------------------------------------
             (Registrant's telephone number, including area code)
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ITEM 5:  OTHER EVENTS.

     On February 5, 2001, Exodus Communications, Inc. (the "Company") entered into an Underwriting Agreement (the "Equity Underwriting Agreement") with the representatives of the underwriters named therein in connection with the offering (the "Equity Offering") of 13,000,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock"). An additional 1,950,000 shares of Common Stock are subject to an over-allotment option granted to the underwriters in the Equity Underwriting Agreement. A copy of the Equity Underwriting Agreement is attached hereto as Exhibit 1.01 and is incorporated herein by reference. On February 9, 2001, the Equity Offering was consummated, and the Company issued 13,000,000 shares of Common Stock. A copy of the February 5, 2001 press release announcing this offering is attached hereto as
Exhibit 99.01 and is incorporated herein by reference.

     On February 5, 2000, the Company also entered into an underwriting agreement (the "Notes Underwriting Agreement") with the representatives of the underwriters named therein in connection with the offering (the "Notes Offering" and, together with the Equity Offering, the "Offerings") of $500,000,000 aggregate principal amount of its 5 1/4% Convertible Subordinated Notes due February 15, 2008 (the "Notes"), which are convertible into shares of Common Stock. An additional $75,000,000 aggregate principal amount of the Notes is subject to an over-allotment option granted to the underwriters in the Notes Underwriting Agreement. A copy of the Notes Underwriting Agreement is attached hereto as Exhibit 1.02 and is incorporated herein by reference. The Notes are being issued pursuant to a Subordinated Indenture, dated as of February 9, 2001, (a form of which was filed as an exhibit to the Company's Registration Statement on Form S-3 (File No. 333-40340) (the "Registration Statement") and a copy of which is filed as Exhibit 4.01 and is incorporated herein by reference), and a Supplemental Subordinated Indenture, dated as of February 9, 2001 (the "Supplemental Indenture"). A copy of the Supplemental Indenture is attached hereto as Exhibit 4.02 and is incorporated herein by reference. On February 9, 2001, the Notes Offering was consummated, and the Company issued $500,000,000 aggregate principal amount of the Notes. A copy of the February 5, 2001 press release announcing this offering is attached hereto as Exhibit 99.01 and is incorporated by herein by reference.

     The Offerings were made pursuant to the Company's Registration Statement and under the Securities Act of 1933, as amended. The Registration Statement provides that the Company may from time to time offer its debt and equity securities with an aggregate public offering price of up to $2.0 billion.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired

     Not applicable.

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(b)  Pro Forma Financial Information

     Not applicable.

(c)  Exhibits.

     The following exhibits are filed herewith:

   1.01 Underwriting Agreement with respect to the Registrant's Common Stock by and among Exodus Communications, Inc. and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the Underwriters, dated February 5, 2001 (Filed herewith).

   1.02 Underwriting Agreement with respect to the Registrant's 5 1/4% Convertible Subordinated Notes due February 15, 2008, by and among Exodus Communications, Inc. and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the Underwriters, dated February 5, 2001 (Filed herewith).

   4.01 Base Subordinated Indenture dated as of February 9, 2001, with respect to the Registrant's Subordinated Debt Securities, between the Registrant and HSBC Bank USA, as trustee (Filed herewith).

   4.02 Supplemental Subordinated Indenture, dated as of February 9, 2001, with respect to the Registrant's 5 1/4% Convertible Subordinated Notes due February 15, 2008, between the Registrant and HSBC Bank USA, as trustee (Filed herewith).

   4.03 Form of Registrant's 5 1/4% Convertible Subordinated Note due February 15, 2008 (Filed herewith).

   5.01 Opinion of Fenwick & West LLP (Filed herewith).

   5.02 Opinion of Orrick, Herrington & Sutcliff LLP (Filed herewith).

  99.01 Press release of the Registrant dated February 5, 2001 (Filed herewith).

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 23, 2001

                                      EXODUS COMMUNICATIONS, INC.


                                      By:  /s/ Adam W. Wegner
                                         -------------------------------
                                         Adam W. Wegner, Senior Vice President,
                                         Legal and Corporate Affairs,
                                         General Counsel and Secretary

                                       4
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                                 EXHIBIT INDEX

                 EXHIBIT NO.                                EXHIBIT TITLE
                   1.01                 Underwriting Agreement with respect to the
                                        Registrant's Common Stock by and among Exodus
                                        Communications, Inc. and Goldman, Sachs & Co. and
                                        Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                                        as representatives of the Underwriters, dated
                                        February 5, 2001 (Filed herewith).

                   1.02                 Underwriting Agreement with respect to the
                                        Registrant's 5 1/4% Convertible Subordinated Notes
                                        due February 15, 2008, by and among Exodus
                                        Communications, Inc. and Goldman, Sachs & Co. and
                                        Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                                        as representatives of the Underwriters, dated
                                        February 5, 2001 (Filed herewith).

                   4.01                 Base Subordinated Indenture dated as of February 9,
                                        2001, with respect to the Registrant's Subordinated
                                        Debt Securities, between the Registrant and HSBC Bank
                                        USA, as trustee (Filed herewith).

                   4.02                 Supplemental Subordinated Indenture, dated as of
                                        February 9, 2001, with respect to the Registrant's 5
                                        1/4% Convertible Subordinated Notes due February 15,
                                        2008, between the Registrant and HSBC Bank USA, as
                                        trustee (Filed herewith).

                   4.03                 Form of Registrant's 5 1/4% Convertible Subordinated Note due
                                        February 15, 2008 (Filed herewith).

                   5.01                 Opinion of Fenwick & West LLP (Filed herewith).

                   5.02                 Opinion of Orrick, Herrington & Sutcliff LLP (Filed herewith).

                   99.01                Press release of the Registrant dated February 5, 2001 (Filed herewith).

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